UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 3, 2014
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01 Other Information

On July 31, 2013, we completed our acquisition of Elpida Memory, Inc. ("Elpida"), a Japanese corporation, pursuant to the terms and conditions of an Agreement on Support for Reorganization Companies (as amended, the "Sponsor Agreement") that we entered into on July 2, 2012 with the trustees of Elpida and one of its subsidiaries, Akita Elpida Memory, Inc., a Japanese corporation ("Akita" and, together with Elpida, the "Elpida Companies"), pursuant to and in connection with the Elpida Companies' pending corporate reorganization proceedings under the Corporate Reorganization Act of Japan. We paid $615 million for the acquisition of 100% of Elpida's equity. On July 31, 2013, we also acquired a 24% ownership interest in Rexchip Electronics Corporation ("Rexchip''), a Taiwanese corporation and manufacturing joint venture formed by Powerchip Technology Corporation ("Powerchip") and Elpida, from Powerchip and certain of its affiliates (the "Powerchip Group") pursuant to a share purchase agreement. We paid $334 million in cash for the shares. Elpida and it's subsidiaries (the "Elpida Group") own approximately 65% of Rexchip's outstanding common stock. Therefore, as a result of the consummation of our acquisition of Elpida and the Rexchip shares, we own approximately 89% of Rexchip's common stock.

Attached as Exhibit 99.1 hereto is the unaudited pro forma condensed combined statement of operations for the year ended August 29, 2013 for Micron Technology, Inc., after giving effect to the acquisition of Elpida and adjustments described in such pro forma financial information.

(d)  Exhibits

The following exhibits are attached herewith:

Exhibit	Description
23.1	Consent of Ernst & Young ShinNihon LLC, independent auditors
99.1
Unaudited pro forma condensed combined statement of operations for the year ended August 29, 2013 for Micron Technology, Inc., after giving effect to the acquisition of Elpida and adjustments described in such pro forma financial information

99.2
Elpida Memory, Inc.’s audited consolidated financial statements, including the report of Ernst & Young ShinNihon LLC, independent auditors, for the eleven months ended and fiscal year ended February 28, 2013 and March 31, 2012, respectively (incorporated herein by reference from Exhibit 99.2 to the Company’s Current Report on Form 8-K/A filed on October 16, 2013)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	February 3, 2014	By:	/s/ Ronald C. Foster
		Name:	Ronald C. Foster
		Title:	Chief Financial Officer and
Vice President of Finance

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 3, 2014

Exhibit	Description
23.1	Consent of Ernst & Young ShinNihon LLC, independent auditors
99.1
Unaudited pro forma condensed combined statement of operations for the year ended August 29, 2013 for Micron Technology, Inc., after giving effect to the acquisition of Elpida and adjustments described in such pro forma financial information

99.2
Elpida Memory, Inc.’s audited consolidated financial statements, including the report of Ernst & Young ShinNihon LLC, independent auditors, for the eleven months ended and fiscal year ended February 28, 2013 and March 31, 2012, respectively (incorporated herein by reference from Exhibit 99.2 to the Company’s Current Report on Form 8-K/A filed on October 16, 2013)